                                 EXHIBIT 10.8

STATE OF GEORGIA
COUNTY OF PAULDING

                           LEASE EXTENSION AGREEMENT
                           -------------------------

     WHEREAS, the undersigned FIRST BAPTIST CHURCH of Dallas, Georgia (hereinafter referred to as "the Church") and the undersigned COMMUNITY TRUST BANK, Hiram, Georgia (hereinafter referred to as "the Bank") have previously entered into a lease agreement whereby the Church leased to the Bank, for a three year period ending June 30, 1997, certain real property in the City of Dallas, Georgia (a copy of such lease being attached hereto as "Exhibit A"), and

     WHEREAS, said parties desire to extend such lease agreement for an additional three-year period,

     NOW, THEREFORE, for and in consideration of the agreements made herein, the parties agree as follows:

                                      -1-

     The term of the lease agreement previously entered into between the parties (Exhibit A) is hereby extended through June 30, 2000, at midnight.

                                      -2-

     The Bank shall further have the option of renewing such lease agreement for an additional period of two years beginning July 1, 2000, and ending June 30, 2002, at midnight. Such option shall be exercised by written notice delivered to the Office of the Church not later than 60 days prior to June 30, 2000.

                                      -3-

     As consideration for this agreement the Bank agrees to pay all Ad Valorem Property Taxes due to the State of Georgia, Paulding County, and the city of Dallas for the years 1996, 1997, 1998, 1999, and 2000, and in the event that the Bank exercises its option to renew the lease as provided in paragraph 2 hereof, for the years 2001, and 2002.

                                      -4-

     All other terms of the previous lease agreement between the parties, including the monthly rental, shall remain unchanged during the renewal period or periods.

     IN WINESS WHEREOF the parties have caused this agreement to be executed by their duly authorized officers this 30/th/ day of September, 1996.
                                   -------        ---------

FIRST BAPTIST CHURCH OF                         COMMUNITY TRUST BANK,
DALLAS, GEORGIA                                 HIRAM, GEORGIA

By:_______________________________              By:____________________________
     John H. Henderson,                              Ronnie L. Austin,
     Trustee                                         President

By:_______________________________
     J. Franklin Welch,
     Trustee

By:_______________________________
     Thomas C. Sanders,
     Trustee

STATE OF GEORGIA
COUNTY OF PAULDING

                           LEASE EXTENSION AGREEMENT
                           -------------------------

     WHEREAS, the undersigned FIRST BAPTIST CHURCH of Dallas, Georgia (hereinafter referred to as "the Church") and the undersigned COMMUNITY TRUST BANK, Hiram, Georgia (hereinafter referred to as "the Bank") have previously entered into a lease agreement whereby the Church leased to the Bank, for a three year period ending June 30, 1997, certain real property in the City of Dallas, Georgia (a copy of such lease being attached hereto as "Exhibit A"), and

     WHEREAS, said parties desire to extend such lease agreement for an additional three-year period,
     NOW, THEREFORE, for and in consideration of the agreements made herein, the parties agree as follows:

                                      -1-

     The term of the lease agreement previously entered into between the parties (Exhibit A) is hereby extended through June 30, 2000, at midnight.

                                      -2-

     The Bank shall further have the option of renewing such lease agreement for an additional period of two years beginning July 1, 2000, and ending June 30, 2002, at midnight. Such option shall be exercised by written notice delivered to the Office of the Church not later than 60 days prior to June 30, 2000.

                                      -3-

     As consideration for this agreement the Bank agrees to pay all Ad Valorem Property Taxes due to the State of Georgia, Paulding County, and the city of Dallas for the years 1996, 1997, 1998, 1999, and 2000, and in the event that the Bank exercises its option to renew the lease as provided in paragraph 2 hereof, for the years 2001, and 2002.

                                      -4-

     All other terms of the previous lease agreement between the parties, including the monthly rental, shall remain unchanged during the renewal period or periods.

     IN WITNESS WHEREOF the parties have caused this agreement to be executed by their duly authorized officers this 30 day of September, 1996.
                                    --        ---------

FIRST BAPTIST CHURCH OF                 COMMUNITY TRUST BANK,
DALLAS, GEORGIA                         HIRAM, GEORGIA

By: /s/ John H. Henderson               By: /s/ Ronnie L. Austin
   ---------------------------             ------------------------------
     John H. Henderson,                    Ronnie L. Austin,
     Trustee                               President

By: /s/ J. Franklin Welch
   ---------------------------
     J. Franklin Welch,
     Trustee

By: /s/ Thomas C. Sanders
   ---------------------------
     Thomas C. Sanders,
      Trustee